Third Quarter 2020 Table of Contents: Historical and Recast Operating Results and Adjusted EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2 . . . .Investor . . . . . . . . Relations Income Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 539 South Main Street Consolidated Statements of Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Findlay, OH 45840-3229 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 investorrelations@marathonpetroleum.com Consolidated Statements of Cash Flows (YTD) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 419/421-2071 Refining & Marketing Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Refining & Marketing Segment - Supplemental Operating Data - Gulf Coast Region . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Refining & Marketing Segment - Supplemental Operating Data - Mid-Continent Region . . . . . . . . . . . . . . . . . . . . . . . 9 Refining & Marketing Segment - Supplemental Operating Data - West Coast Region . . . . . . . . . . . . . . . . . . . . . . . . . 10 Midstream Segment - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Speedway Discontinued Operations - Supplemental Financial and Operating Data . . . . . . . . . . . . . . . . . . . . . . . . . .12 . . . . . . . . . . . . . . . . . . . . . . . Reconciliation of Net Income Attributable to MPC to Adjusted EBITDA* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Reconciliation of Refining & Marketing Margin to Segment Results*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14. . . Reconciliation of Refining & Marketing Margin to Gross Margin & Segment Results*. . . . . . . . . . . . . . . . . . . . . . . . . . .15 . . . . . . . . . . . . . . . . Reconciliation of Speedway Margin to Gross Margin & Discontinued Operations*. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16. . . . . . . Due to the announced agreement to sell Speedway, the historical results of the Speedway business have been presented as discontinued operations in our consolidated financial statements. The company is no longer reporting a Retail segment and the retained direct dealer business is now reported within the Refining & Marketing segment. Speedway results are presented differently under accounting guidance for discontinued operations as compared to their previous presentation as a part of the Retail segment. In accordance with accounting guidance for discontinued operations, corporate costs which had historically been allocated to Speedway are now reported in corporate expenses for all periods presented. The recast presentation of discontinued operations and our retrospectively adjusted Refining & Marketing segment results within our historical financial information is preliminary financial data that has been prepared by, and is the responsibility of, our management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. Additional information regarding Investor Relations, Financial Highlights, and News Releases can be reviewed on our website at: www.marathonpetroleum.com November 2, 2020 * Non-GAAP Measures Adjusted EBITDA & Segment Adjusted EBITDA represents earnings before net interest and other financial costs, income taxes, depreciation and amortization expense as well as adjustments to exclude turnaround costs, items not allocated to segment results and certain other items non indicative of recurring performance trends. We believe these non-GAAP financial measures are useful to investors and analysts to analyze and compare our operating performance between periods by excluding items that do not reflect the core operating results of our business. We also believe that excluding turnaround costs from this metric is useful for comparability to other companies as certain of our competitors defer these costs and amortize them between turnarounds. Adjusted EBITDA and Segment Adjustment EBITDA should not be considered as a substitute for, or superior to segment income (loss) from operations, net income attributable to MPC, income before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA and Segment Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Refining & Marketing margin is defined as sales revenue less cost of refinery inputs and purchased products, excluding any LCM inventory market adjustment and a biodiesel tax credit attributable to volumes blended in prior periods. Fuel margin includes bankcard processing fees (as applicable). Merchandise margin is defined as the price paid by consumers less the cost of merchandise. We believe these non-GAAP financial measures are useful to investors and analysts to assess our ongoing financial performance because, when reconciled to the most comparable GAAP measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.

HISTORICAL AND RECAST OPERATING RESULTS AND ADJUSTED EBITDA

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward.)

As a result of the agreement to sell the Speedway business, its results are reported separately as discontinued operations for all periods presented.

Corporate costs are no longer allocable to Speedway under discontinued operations accounting and those expenses have been recast to reflect this change in presentation.

Prior to presentation of Speedway as discontinued operations, Speedway and our retained direct dealer business were the two reporting units within our Retail segment. Beginning with the third quarter of 2020, the direct dealer business is managed as part of the Refining & Marketing segment and its results have been recast to include the results of the direct dealer business for all periods presented.

HISTORICAL REPORTING BASIS

	(In millions of dollars)	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
	Refining & Marketing Segment									
1	Segment income (loss) from operations	2,481	(334)	906	883	912	2,367	(622)	(1,619)	(1,672)
2	Depreciation and amortization	1,174	427	411	397	430	1,665	447	433	426
3	Refining planned turnaround costs	664	186	237	164	153	740	329	162	234
4	LIFO liquidation charge	-	-	-	-	-	-	-	-	256
5	Purchase accounting inventory effect, net of LIFO	759	-	-	-	-	-	-	-	
6	Segment Adjusted EBITDA	5,078	279	1,554	1,444	1,495	4,772	154	(1,024)	(756)
	Retail Segment									
8	Segment income from operations	1,028	170	493	442	477	1,582	519	494	552
9	Depreciation and amortization	353	126	130	113	159	528	125	132	66
10	Segment EBITDA	1,381	296	623	555	636	2,110	644	626	618
	Midstream Segment									
11	Segment income from operations	2,752	908	878	919	889	3,594	905	869	960
12	Depreciation and amortization	885	307	318	300	342	1,267	345	330	335
13	Segment EBITDA	3,637	1,215	1,196	1,219	1,231	4,861	1,250	1,199	1,295
14	**Segment Adjusted EBITDA**	10,096	1,790	3,373	3,218	3,362	11,743	2,048	801	1,157
15	Corporate	(502)	(191)	(179)	(198)	(237)	(805)	(227)	(188)	(190)
16	Depreciation and amortization	78	59	27	45	47	178	45	40	39
17	**Adjusted EBITDA**	9,672	1,658	3,221	3,065	3,172	11,116	1,866	653	1,006

RECASTED FOR NEW REPORTING BASIS

	(In millions of dollars)	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
	Refining & Marketing Segment									
18	Segment income (loss) from operations	2,654	(303)	1,064	989	1,106	2,856	(497)	(1,544)	(1,569)
19	Depreciation and amortization	1,207	460	443	416	461	1,780	473	463	456
20	Refining planned turnaround costs	664	186	237	164	153	740	329	162	234
21	LIFO liquidation charge	-	-	-	-	-	-	-	-	256
22	Purchase accounting inventory effect, net of LIFO	759	-	-	-	-	-	-	-	-
23	Segment Adjusted EBITDA	5,284	343	1,744	1,569	1,720	5,376	305	(919)	(623)
	Midstream Segment									
24	Segment income from operations	2,752	908	878	919	889	3,594	905	869	960
25	Depreciation and amortization	885	307	318	300	342	1,267	345	330	335
26	Segment EBITDA	3,637	1,215	1,196	1,219	1,231	4,861	1,250	1,199	1,295
27	**Segment Adjusted EBITDA**	8,921	1,558	2,940	2,788	2,951	10,237	1,555	280	672
28	Corporate	(528)	(195)	(188)	(206)	(244)	(833)	(233)	(195)	(197)
29	Depreciation and amortization	78	59	27	45	47	178	45	40	39
30	**Adjusted EBITDA from continuing operations**	8,471	1,422	2,779	2,627	2,754	9,582	1,367	125	514
	Speedway									
31	Speedway	881	143	344	344	290	1,121	400	426	456
32	Depreciation and amortization	320	93	98	94	128	413	99	102	36
33	**Adjusted EBITDA from discontinued operations**	1,201	236	442	438	418	1,534	499	528	492
34	**Adjusted EBITDA from continuing and discontinued operations**	9,672	1,658	3,221	3,065	3,172	11,116	1,866	653	1,006

2

INCOME SUMMARY

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward.)

As a result of the agreement to sell the Speedway business, its results are reported separately as discontined operations for all periods presented.

Corporate costs are no longer allocable to Speedway under discontinued operations accounting and those expenses have been recast to reflect this change in presentation.

Prior to presentation of Speedway as discontinued operations, Speedway and our retained direct dealer business were the two reporting units within our Retail segment. Beginning with the third quarter of 2020, the direct dealer business is managed as part of the Refining & Marketing segment and its results have been recast to include the results of the direct dealer business for all periods presented.

	(In millions of dollars)	Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
	Income (loss) from operations by segment:										
1	Refining & Marketing	a,b,c	2,654	(303)	1,064	989	1,106	2,856	(497)	(1,544)	(1,569)
2	Midstream	a	2,752	908	878	919	889	3,594	905	869	960
3	Corporate		(528)	(195)	(188)	(206)	(244)	(833)	(233)	(195)	(197)
4	**Income (loss) from continuing operations before items not allocated to segments**		4,878	410	1,754	1,702	1,751	5,617	175	(870)	(806)
	Items not allocated to segments:										
5	Equity method investment restructuring gains	d	-	207	-	-	52	259	-	-	-
6	Transaction-related costs	e	(197)	(91)	(34)	(22)	(6)	(153)	(8)	-	-
7	Litigation		-	-	(22)	-	-	(22)	-	-	-
8	Impairments	f	9	-	-	-	(1,239)	(1,239)	(9,137)	(25)	(433)
9	Restructuring expenses	g	-	-	-	-	-	-	-	-	(348)
10	LCM inventory valuation adjustment	h	-	-	-	-	-	-	(3,185)	1,470	530
11	**Income (loss) from continuing operations**		4,690	526	1,698	1,680	558	4,462	(12,155)	575	(1,057)
12	Net interest and other financial costs	i	993	302	318	312	297	1,229	332	341	359
13	**Income (loss) from continuing operations before income taxes**		3,697	224	1,380	1,368	261	3,233	(12,487)	234	(1,416)
14	Income tax provision (benefit)	j	764	74	271	255	184	784	(1,951)	150	(304)
15	**Income (loss) from continuing operations, net of tax**		2,933	150	1,109	1,113	77	2,449	(10,536)	84	(1,112)
16	Income from discontinued operations, net of tax		673	109	258	254	185	806	318	192	371
17	**Net income (loss)**		3,606	259	1,367	1,367	262	3,255	(10,218)	276	(741)
	Less net income (loss) attributable to:										
18	Redeemable noncontrolling interest		75	20	21	20	20	81	20	21	20
19	Noncontrolling interests		751	246	240	252	(201)	537	(1,004)	246	257
20	**Net income (loss) attributable to MPC**		**2,780**	**(7)**	**1,106**	**1,095**	**443**	**2,637**	**(9,234)**	**9**	**(1,018)**
21	Effective tax rate (percent) on continuing operations	k	21 %	33 %	20 %	19 %	70 %	24 %	16 %	64 %	21 %

Certain prior period amounts have been reclassified to conform to current period presentation.

a On February 1, 2018, we contributed certain refining assets and fuels distribution services to MPLX. The results of these new businesses are reported in the Midstream segment prospectively from February 1, 2018, resulting in a net reduction to Refining & Marketing segment results and a net increase to Midstream segment results of $874 million for 2018. No effect was given to prior periods as these entities were not considered businesses prior to February 1, 2018.

b Full year 2018 R&M segment results include estimated costs of $759 million due to purchase accounting related inventory effects. Fourth quarter and full year 2019 R&M segment results include a benefit of $153 million and $93 million, respectively, for the biodiesel tax credit attributable to volumes blended in prior periods. The benefit was recognized in the fourth quarter because the legislation authorizing the credit was enacted in December 2019.

c Includes a LIFO liquidation charge of $256 million in the third quarter of 2020.

d Non-cash benefits related to restructurings of our investments in Capline LLC and The Andersons Marathon Holdings LLC in the first and fourth quarters of 2019, respectively.

e The first quarter of 2020 and fourth quarter of 2019 include costs incurred in connection with the Midstream strategic review and other related efforts. The year 2018 and the first three quarters of 2019 include employee severance, retention and other costs related to the acquisition of Andeavor. Effective October 1, 2019, we discontinued reporting Andeavor transaction-related costs separately as one year has passed since the acquisition and any remaining costs are not material.

f Reflects MPC's share of gains from the sale of impaired assets owned by an equity affiliate in 2018 and a MPLX goodwill impairment charge and equity method investments impairments in 2019. The first quarter of 2020 includes $7.3 billion impairment of goodwill, $1.3 billion impairment of equity method investments and $492 million impairment of long-lived assets. The second quarter of 2020 includes a $25 million impairment of long-lived assets.The third quarter of 2020 includes $64 million impairment of goodwill and $369 million of long-lived assets.

g Restructing expenses include $189 million of exit and disposal costs related to indefinite idling of the Martinez and Gallup refineries and $159 million of employee separation costs.

h In the first quarter of 2020, market values for our crude oil and refined product inventories decreased to levels below their LIFO carrying costs on an aggregate basis. As a result, we recorded a lower of cost or market charge. In the second and third quarter of 2020, we reversed a portion of the LCM inventory valuation charge recorded in the first quarter of 2020 reflecting partial recovery in refined product prices.

i Full year 2018 includes $60 million of expense related to the write-off of unamortized debt issuance costs.

j First quarter 2019 includes $36 million of state deferred tax expense recorded as an out of period adjustment related to the Andeavor acquisition.

3

CONSOLIDATED STATEMENTS OF INCOME

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward.)

As a result of the agreement to sell the Speedway business, its results are reported separately as discontined operations for all periods presented.

	(In millions of dollars, except per-share data)	Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
1	**Revenues and other income**	a,b,c	86,590	25,679	30,358	27,688	28,140	111,865	20,997	12,300	17,548
	Costs and expenses:										
2	Cost of revenues	a,b	77,048	23,372	26,909	24,345	24,602	99,228	20,342	11,502	16,673
3	LCM inventory valuation adjustment		-	-	-	-	-	-	3,185	(1,470)	(530)
4	Impairment expense	d	-	-	-	-	1,197	1,197	7,822	25	433
5	Depreciation and amortization		2,170	826	788	761	850	3,225	863	833	830
6	Selling, general and administrative expenses		2,276	817	835	761	779	3,192	742	665	673
7	Restructuring expenses	e	-	-	-	-	-	-	-	-	348
8	Other taxes		406	138	128	141	154	561	198	170	178
9	Total costs and expenses		81,900	25,153	28,660	26,008	27,582	107,403	33,152	11,725	18,605
10	**Income (loss) from continuing operations**		4,690	526	1,698	1,680	558	4,462	(12,155)	575	(1,057)
11	Net interest and other financial costs	f	993	302	318	312	297	1,229	332	341	359
12	**Income (loss) from continuing operations before income taxes**		3,697	224	1,380	1,368	261	3,233	(12,487)	234	(1,416)
	Income tax provision (benefit)										
13	Current		717	(53)	38	(157)	(67)	(23)	(1,260)	(12)	(70)
14	Deferred	g	15	127	233	412	251	807	(691)	162	(234)
15	Total provision (benefit) for income taxes on continuing operations		764	74	271	255	184	784	(1,951)	150	(304)
16	**Income (loss) from continuing operations, net of tax**		2,933	150	1,109	1,113	77	2,449	(10,536)	84	(1,112)
17	Income from discontinued operations, net of tax		673	109	258	254	185	806	318	192	371
18	**Net income (loss)**		3,606	259	1,367	1,367	262	3,255	(10,218)	276	(741)
	Less net income (loss) attributable to:										
19	Redeemable noncontrolling interest		75	20	21	20	20	81	20	21	20
20	Noncontrolling interests		751	246	240	252	(201)	537	(1,004)	246	257
21	**Net income (loss) attributable to MPC**		**2,780**	**(7)**	**1,106**	**1,095**	**443**	**2,637**	**(9,234)**	**9**	**(1,018)**
	Per common share data:										
	Basic:										
22	Number of shares (millions)		518	673	662	656	648	659	648	650	650
23	Continuing operations		$ 4.06	$ (0.17)	$ 1.28	$ 1.28	$ 0.40	$ 2.78	$ (14.74)	$ (0.28)	$ (2.14)
24	Discontinued operations		1.30	0.16	0.39	0.39	0.28	1.22	0.49	0.30	0.57
25	Net income (loss) per share		**$ 5.36**	**$ (0.01)**	**$ 1.67**	**$ 1.67**	**$ 0.68**	**$ 4.00**	**$ (14.25)**	**$ 0.01**	**$ (1.57)**
	Diluted:										
26	Number of shares (millions)		526	673	666	660	653	664	648	653	650
27	Continuing operations		$ 4.00	$ (0.17)	$ 1.27	$ 1.27	$ 0.40	$ 2.76	$ (14.74)	$ (0.28)	$ (2.14)
28	Discontinued operations		1.28	0.16	0.39	0.39	0.28	1.21	0.49	0.29	0.57
29	Net income (loss) per share		**$ 5.28**	**$ (0.01)**	**$ 1.66**	**$ 1.66**	**$ 0.68**	**$ 3.97**	**$ (14.25)**	**$ 0.01**	**$ (1.57)**
30	**Dividends paid per common share**		**$ 1.84**	**$ 0.53**	**$ 0.53**	**$ 0.53**	**$ 0.53**	**$ 2.12**	**$ 0.58**	**$ 0.58**	**$ 0.58**

Certain prior period amounts have been reclassified to conform to current period presentation.

a In accordance with discontinued operations accounting rules, Speedway sales to retail customers and net results are reflected in income from discontinued operations, net of tax and Refining & Marketing intercompany sales to Speedway are now presented as third party sales.

b We adopted Accountings Standards Update 2014-09, Revenue - Revenue from contracts with customers, as of January 1, 2018, and elected to report certain taxes on a net basis. We applied the standard using the modified retrospective method and, therefore, comparative information continues to reflect certain taxes on a gross basis.

c The first quarter of 2020 includes $1.3 billion impairment of equity method investments.

d Reflects MPLX goodwill impairment in 2019. The first quarter of 2020 includes $7.3 billion impairment of goodwill and $492 million impairment of long-lived assets. The second quarter of 2020 includes a $25 million impairment of long-lived assets. The third quarter of 2020 includes $64 million impairment of goodwill and $369 million of long-lived assets.

e Restructing expenses include $189 million of exit and disposal costs related to indefinite idling of the Martinez and Gallup refineries and $159 million of employee separation costs.

f Full year 2018 includes $60 million of expense related to the write-off of unamortized debt issuance costs.

g First quarter 2019 includes $36 million of state deferred tax expense recorded as an out of period adjustment related to the Andeavor acquisition.

4

CONSOLIDATED BALANCE SHEETS

MARATHON PETROLEUM CORPORATION

As a result of the agreement to sell the Speedway business, its assets and liabilities have been reclassified in our consolidated balance sheets to assets and liabilities held for sale for all periods presented.

	(In millions of dollars)	Note	Dec. 31 2019	Mar. 31 2020	Jun. 30 2020	Sep. 30 2020
	Assets					
	Current assets:					
1	Cash and cash equivalents		1,393	1,601	965	618
2	Receivables, less allowance for doubtful accounts	a	7,233	5,380	4,137	4,911
	Inventories:					
3	Crude oil		3,472	3,717	3,163	2,481
4	Refined products		5,359	5,509	5,224	5,198
5	Materials and supplies		973	975	1,002	909
6	Merchandise		-	-	-	-
7	Inventories before lower of cost or market inventory valuation reserve		9,804	10,201	9,389	8,588
8	Lower of cost or market reserve		-	(3,185)	(1,715)	(1,185)
9	Total inventories		9,804	7,016	7,674	7,403
10	Other current assets		893	940	1070	2067
11	Assets held for sale		11,135	11,083	11,061	11,069
12	Total current assets		30,458	26,020	24,907	26,068
13	Equity method investments		6,568	5,331	5,416	5,462
14	Property, plant and equipment, net		40,870	40,617	40,353	39,757
15	Goodwill		15,650	8,320	8,320	8,256
16	Right of use assets		1,806	1,829	1,734	1,640
17	Other noncurrent assets		3,204	4,200	3,863	2,705
18	Total assets		98,556	86,317	84,593	83,888
	Liabilities					
	Current liabilities:					
19	Accounts payable	b	11,222	7,814	5,808	6,701
20	Payroll and benefits payable		987	969	686	878
21	Accrued taxes		1,015	947	1,113	1,023
22	Debt due within one year		704	1,703	1,709	2,500
23	Other lease liabilities		514	535	531	531
24	Other current liabilities		758	778	820	900
	Liabilities held for sale		1,748	1,697	1,697	1,713
25	Total current liabilities		16,948	14,443	12,364	14,246
26	Long-term debt		28,020	29,793	30,345	29,377
27	Deferred income taxes		6,392	5,772	5,914	5,703
28	Defined benefit postretirement plan obligations		1,617	1,675	1,746	1,816
29	Long-term operating lease liabilities		1,300	1,296	1,211	1,116
30	Deferred credits and other liabilities		1,172	1,142	1,196	1,248
31	Total liabilities		55,449	54,121	52,776	53,506
32	Redeemable noncontrolling interest		968	968	968	968
	Equity					
33	MPC stockholders' equity		33,694	24,088	23,741	22,321
34	Noncontrolling interests		8,445	7,140	7,108	7,093
35	Total equity		42,139	31,228	30,849	29,414
36	Total liabilities, redeemable noncontrolling interest and equity		98,556	86,317	84,593	83,888
37	Net shares outstanding at Balance Sheet date *(in millions)*		649	650	650	651

Certain prior period amounts have been reclassified to conform to current period presentation.

a Includes related party receivables.

b Includes related party payables.

5

CONSOLIDATED STATEMENTS OF CASH FLOWS

MARATHON PETROLEUM CORPORATION

As a result of the agreement to sell the Speedway business, we separately disclosed the operating and investing cash flows of the Speedway business as discontinued operations within our consolidated statements of cash flow for alll periods presented.

	(In millions of dollars)	Note	YEAR 2018	YTD Mar. 31 2019	YTD Jun. 30 2019	YTD Sep. 30 2019	YEAR 2019	YTD Mar. 31 2020	YTD Jun. 30 2020	YTD Sep. 30 2020
	Operating Activities:									
1	Net income		3,606	259	1,626	2,993	3,255	(10,218)	(9,942)	(10,683)
	Adjustments to reconcile net income to net cash provided by operating activities:									
2	Amortization of deferred financing costs and debt discount		70	-	9	19	33	14	30	49
3	Impairment expense		-	-	-	-	1,197	7,822	7,847	8,280
4	Depreciation and amortization		2,170	825	1,614	2,375	3,224	863	1,696	2,526
5	LCM inventory valuation adjustment		-	-	-	-	-	3,185	1,715	1,185
6	Pension and other postretirement benefits, net		93	52	86	(110)	(68)	55	102	172
7	Deferred income taxes		15	109	329	603	807	(691)	(529)	(763)
8	Net gain on disposal of assets		(6)	(214)	(218)	(220)	(278)	(3)	(5)	(6)
9	(Income) loss from equity method investments	a	(298)	(82)	(168)	(272)	(312)	1,233	1,154	1,037
10	Distributions from equity method investments		458	122	265	402	569	147	275	428
11	(Income) loss from discontinued operations		(673)	(109)	(367)	(621)	(806)	(319)	(510)	(881)
12	Changes in income tax receivable		238	(19)	(106)	(251)	(358)	(1,335)	(1,150)	(1,040)
13	Changes in the fair value of derivative instruments		(62)	29	(27)	(34)	(8)	(47)	23	37
	Changes in operating assets and liabilities, net of effects of businesses acquired:									
14	Current receivables		1,277	(901)	(1,543)	(1,360)	(1,717)	1,856	3,095	2,328
15	Inventories		965	(20)	713	178	(362)	(397)	415	1,165
16	Current accounts payable and accrued liabilities		(2,802)	1,525	1,311	1,903	2,453	(3,375)	(5,188)	(4,018)
17	Right of use assets and operating lease liabilities		-	2	2	-	(8)	(6)	-	(2)
18	All other - net		48	(21)	253	351	355	-	(48)	45
19	Cash provided by (used in) operating activities - continuing operations		5,099	1,557	3,779	5,956	7,976	(1,216)	(1,020)	(141)
20	Cash provided by (used in) operating activities - discontinued operations		1,059	66	466	1,076	1,465	448	790	1,232
21	Net cash provided by (used in) operating activities		6,158	1,623	3,779	5,956	9,441	(768)	(230)	1,091
	Investing Activities:									
22	Additions to property, plant and equipment		(3,179)	(1,139)	(2,196)	(3,461)	(4,810)	(951)	(1,696)	(2,330)
23	Acquisitions, net of cash acquired		(3,822)	-	-	(129)	(129)	-	-	-
24	Disposal of assets		22	19	23	30	47	48	58	73
25	Investments and other - net		(324)	(303)	(494)	(667)	(885)	(82)	(246)	(295)
26	Cash provided by (used in) investing activities - continuing operations		(7,303)	(1,423)	(2,667)	(4,227)	(5,777)	(985)	(1,884)	(2,552)
27	Cash provided by (used in) investing activities - discontinued operations		(367)	(97)	(213)	(348)	(484)	(103)	(193)	(272)
28	Net cash provided by (used in) investing activities		(7,670)	(1,520)	(2,880)	(4,575)	(6,261)	(1,088)	(2,077)	(2,824)
	Financing Activities:									
29	Debt - net		5,358	573	848	1,198	1,179	2,729	3,260	3,020
30	Issuance of common stock		24	2	3	6	10	4	6	6
31	Common stock repurchased		(3,287)	(885)	(1,385)	(1,885)	(1,950)	-	-	-
32	Dividends paid		(954)	(354)	(706)	(1,054)	(1,398)	(377)	(755)	(1,133)
33	Issuance of MPLX LP common units		-	-	-	-	-	-	-	-
34	Issuance of MPLX LP redeemable preferred units		-	-	-	-	-	-	-	-
35	Distributions to noncontrolling interests		(903)	(325)	(640)	(950)	(1,245)	(320)	(620)	(941)
36	Contributions from noncontrolling interests		12	95	95	95	97	-	-	-
37	Contingent consideration payments		-	-	-	-	-	-	-	-
38	All other - net		(28)	(26)	(56)	(64)	(69)	(15)	(20)	(30)
39	Net cash provided by (used in) financing activities		222	(920)	(1,841)	(2,654)	(3,376)	2,021	1,871	922
40	**Net increase (decrease) in cash, cash equivalents and restricted cash**		(1,290)	(817)	(476)	(197)	(196)	165	(436)	(811)
41	Cash, cash equivalents and restricted cash continuing operation - beginning of period		2,849	1,521	1,521	1,521	1,521	1,395	1,395	1,395
42	Cash, cash equivalents and restricted cash discontinued operation - beginning of period		166	204	204	204	204	134	134	134
43	Cash, cash equivalents and restricted cash discontinued operation - end of period		(204)	(211)	(183)	(180)	(134)	(89)	(126)	(98)
44	**Cash, cash equivalents and restricted cash continued operations - end of period**		1,521	697	1,066	1,348	1,395	1,605	967	620
45	**Cash Flow from Operations, excluding changes in working capital**	b	5,721	988	3,789	6,345	9,083	1,201	1,425	1,581

Certain prior period amounts have been reclassified to conform to current period presentation.

a The 2020 periods include a $1.3 billion impairment of equity method investments.

b Changes in working capital are included in lines 13 to 17 above.

6

REFINING & MARKETING SEGMENT - SUPPLEMENTAL FINANCIAL AND OPERATING DATA

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward.)

Prior to presentation of Speedway as discontinued operations, Speedway and our retained direct dealer business were the two reporting units within our Retail segment. Beginning with the third quarter of 2020, the direct dealer business is managed as part of the Refining & Marketing segment and its results have been recast to include the results of the direct dealer business for all periods presented.

		Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
1	Income (Loss) from Operations ($MM)	a	2,654	(303)	1,064	989	1,106	2,856	(497)	(1,544)	(1,569)
2	Depreciation & Amortization ($MM)	b	1,207	460	443	416	461	1,780	473	463	456
3	Segment Adjusted EBITDA		5,284	343	1,744	1,569	1,720	5,376	305	(919)	(623)
4	Capital Expenditures and Investments ($MM)		1,077	404	438	569	634	2,045	470	271	254
	Refining & Marketing Operating Statistics										
	Dollar per barrel of net refinery throughput:										
5	Refining & Marketing margin, excluding LIFO liquidation charge ($/bbl)	c	14.50	11.40	15.91	15.11	16.35	14.77	11.86	7.64	8.28
6	LIFO liquidation charge		-	-	-	-	-	-	-	-	(1.10)
7	Refining & Marketing margin ($/bbl)	c	14.50	11.40	15.91	15.11	16.35	14.77	11.86	7.64	7.18
	Less:										
8	Refining operating costs ($/bbl)	d	4.99	5.58	5.35	5.44	6.25	5.66	6.00	6.13	5.41
9	Distribution costs ($/bbl)	e	4.24	4.66	4.48	4.32	4.61	4.52	4.74	5.87	5.61
10	Refining planned turnaround costs ($/bbl)		0.80	0.68	0.83	0.56	0.54	0.65	1.21	0.78	1.01
11	Depreciation and amortization ($/bbl)		1.45	1.66	1.55	1.55	1.63	1.58	1.74	2.24	1.96
	Plus (Less):										
12	Purchase accounting - depreciation and amortization ($/bbl)	f	-	-	-	0.12	-	0.01	-	-	-
13	Biodiesel tax credit ($/bbl)	g	-	-	-	-	0.55	0.08	-	-	-
14	Other ($/bbl)	h	0.18	0.09	0.03	0.05	0.05	0.07	0.01	(0.07)	0.08
15	Refining & Marketing segment income (loss) ($/bbl)		3.20	(1.09)	3.73	3.41	3.92	2.52	(1.82)	(7.45)	(6.73)
16	Fees paid to MPLX included in distribution costs above ($/bbl)		2.74	2.83	2.80	2.74	2.99	2.84	3.15	4.06	3.81
17	R&M segment refined product sales volume (mbpd)	i	2,703	3,669	3,814	3,706	3,750	3,735	3,588	2,878	3,201
18	Crude oil refining capacity (mbpcd)	j	2,173	3,021	3,021	3,021	3,021	3,021	3,067	3,067	2,860
19	Crude oil capacity utilization (percent)		96	95	97	98	94	96	91	71	84
	Refinery throughputs (mbpd):	k									
20	Crude oil refined		2,081	2,869	2,937	2,969	2,831	2,902	2,784	2,165	2,390
21	Other charge & blendstocks		193	215	198	187	238	210	210	111	146
22	Net refinery throughput		2,274	3,084	3,135	3,156	3,069	3,112	2,994	2,276	2,536
23	Sour crude oil throughput percentage		52	52	47	47	45	48	49	53	49
24	Sweet crude oil throughput percentage		48	48	53	53	55	52	51	47	51
	Refined product yields (mbpd)	k									
25	Gasoline		1107	1,533	1,528	1,553	1,623	1,560	1,488	1,114	1,311
26	Distillates		773	1,091	1,080	1,103	1,074	1,087	1,020	834	872
27	Propane		41	53	57	56	56	55	58	45	50
28	Feedstocks & special products		288	330	370	334	228	315	352	217	230
29	Heavy fuel oil		38	45	51	44	54	49	37	27	21
30	Asphalt		69	80	83	106	81	87	80	76	92
31	Total		2,316	3,132	3,169	3,196	3,116	3,153	3,035	2,313	2,576
32	Inter-refinery transfers (mbpd)		61	76	102	116	148	110	78	70	55

Certain prior period amounts have been reclassified to conform to current period presentation.

a On February 1, 2018, we contributed certain refining assets and fuels distribution services to MPLX. The results of these new businesses are reported in the Midstream segment prospectively from February 1, 2018, resulting in a net reduction to Refining & Marketing segment results and a net increase to Midstream segment results of $874 million for 2018. No effect was given to prior periods as these entities were not considered businesses prior to February 1, 2018.

b Q3 2019 includes the cumulative effects related to measurement period adjustments arising from the finalization of purchase accounting.

c Sales revenue less cost of refinery inputs and purchased products, divided by net refinery throughput. Excludes biodiesel tax credit of $153 million in the fourth quarter of 2019 and $93 million in the full year 2019. Margin excludes lower of cost or market effects related to crude oil and refined product inventories.

d Excludes refining planned turnaround and depreciation and amortization expense.

e Includes fees paid to MPLX. Excludes depreciation and amortization expense.

f Reflects the cumulative effects related to a measurement period adjustment arising from the finalization of purchases accounting.

g Reflects a benefit of $153 million and $93 million in the fourth quarter and full year 2019, respectively, for the biodiesel tax credit attributable to volumes blended in prior periods.

h Includes income (loss) from equity method investments, net gain (loss) on disposal of assets and other income.

i Includes intersegment sales.

j Based on calendar day capacity, which is an annual average that includes downtime for planned maintenance and other normal operating activites. Third-quarter 2020 crude oil refining capacity excludes idled Martinez and Gallup facilities.

k Excludes inter-refinery transfer volumes.

7

REFINING & MARKETING SEGMENT - SUPPLEMENTAL OPERATING DATA - GULF COAST REGION

MARATHON PETROLEUM CORPORATION

		Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
	Gulf Coast Region:	a									
	Dollar per barrel of refinery throughput:	b									
1	Refining & Marketing margin ($/bbl)	c	-	7.83	9.32	11.26	11.49	9.94	8.56	5.22	6.59
2	Refining operating costs ($/bbl)	d	4.09	3.88	4.03	4.23	5.00	4.27	4.31	5.03	3.83
3	Refining planned turnaround costs ($/bbl)		0.44	0.16	0.23	0.15	0.65	0.30	1.04	1.31	0.35
4	Refining depreciation and amortization ($/bbl)	e	1.03	1.13	1.03	1.08	1.16	1.10	1.22	1.69	1.49
	Refinery throughputs (mbpd):	f									
5	Crude oil refined		1,135	1,171	1,154	1,115	1,022	1,115	1,137	854	962
6	Other charge & blendstocks		190	168	177	203	257	202	164	116	122
7	Gross refinery throughput		1,325	1,339	1,331	1,318	1,279	1,317	1,301	970	1,084
8	Sour crude oil throughput percentage		62	63	59	62	58	61	58	74	65
9	Sweet crude oil throughput percentage		38	37	41	38	42	39	42	26	35
	Refined product yields (mbpd)	f									
10	Gasoline		574	573	564	559	569	566	549	404	502
11	Distillates		432	445	440	429	400	428	416	346	388
12	Propane		25	28	29	27	29	28	30	22	25
13	Feedstocks & special products		291	294	293	297	280	291	302	201	182
14	Heavy fuel oil		18	13	15	14	17	15	10	11	4
15	Asphalt		19	22	21	20	15	20	20	18	16
16	Total		1,359	1,375	1,362	1,346	1,310	1,348	1,327	1,002	1,117
17	Inter-refinery transfers (mbpd)		-	36	47	79	113	69	46	51	34

a Gulf Coast Region includes Galveston Bay and Garyville refineries.

b The per barrel for Refining & Marketing margin is calculated based on net refinery throughput (excludes inter-refinery transfer volumes). The per barrel for the remaining items is calculated based on the gross refinery throughput (includes inter-refinery transfer volumes).

c Sales revenue less cost of refinery inputs and purchased products, divided by net refinery throughput. Excludes the third quarter 2020 LIFO liquidation charge. See Reconciliations of Non-GAAP Financial Measures.

d Excludes refining planned turnaround and depreciation and amortization expense.

e Q3 2019 purchase accounting measurement period adjustments related to prior periods are not allocated to regional depreciation and amortization.

f Includes inter-refinery transfer volumes.

8

REFINING & MARKETING SEGMENT - SUPPLEMENTAL OPERATING DATA - MID-CONTINENT REGION

MARATHON PETROLEUM CORPORATION

		Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
	Mid-Continent Region:	a									
	Dollar per barrel of refinery throughput:	b									
1	Refining & Marketing margin ($/bbl)	c	-	15.26	20.21	17.42	17.30	17.70	13.05	9.49	9.18
2	Refining operating costs ($/bbl)	d,e	5.21	5.64	4.82	4.88	5.36	5.16	5.86	5.02	4.79
3	Refining planned turnaround costs ($/bbl)		1.10	0.68	0.27	1.26	0.42	0.66	1.51	0.32	0.68
4	Refining depreciation and amortization ($/bbl)	e	1.67	1.65	1.46	1.43	1.45	1.51	1.77	1.91	1.65
	Refinery throughputs (mbpd):	f									
5	Crude oil refined		792	1,057	1,155	1,197	1,189	1,150	1,074	923	1,024
6	Other charge & blendstocks		47	57	48	48	64	54	59	34	42
7	Gross refinery throughput		839	1,114	1,203	1,245	1,253	1,204	1,133	957	1,066
8	Sour crude oil throughput percentage		33	26	28	27	26	27	26	28	26
9	Sweet crude oil throughput percentage		67	74	72	73	74	73	74	72	74
	Refined product yields (mbpd)	f									
10	Gasoline		444	599	626	628	674	632	603	476	559
11	Distillates		279	388	412	415	434	413	391	340	343
12	Propane		14	17	20	19	17	18	19	17	19
13	Feedstocks & special products		43	39	71	86	44	60	50	59	66
14	Heavy fuel oil		14	16	16	14	20	16	15	11	9
15	Asphalt		50	58	61	84	66	67	60	57	75
16	Total		844	1,117	1,206	1,246	1,255	1,206	1,138	960	1,071
17	Inter-refinery transfers (mbpd)		-	10	10	11	12	10	9	9	8

a Mid-Continent Region includes Canton, Catlettsburg, Detroit and Robinson refineries through third quarter 2018. Starting in fourth quarter 2018, also includes Dickinson, El Paso, Gallup, Mandan, Salt Lake City and St. Paul refineries.

b The per barrel for Refining & Marketing margin is calculated based on net refinery throughput (excludes inter-refinery transfer volumes). The per barrel for the remaining items is calculated based on the gross refinery throughput (includes inter-refinery transfer volumes).

c Sales revenue less cost of refinery inputs and purchased products, divided by net refinery throughput. Excludes the third quarter 2020 LIFO liquidation charge. See Reconciliations of Non-GAAP Financial Measures.

d Excludes refining planned turnaround and depreciation and amortization expense.

e Q3 2019 purchase accounting measurement period adjustments related to prior periods are not allocated to regional depreciation and amortization.

f Includes inter-refinery transfer volumes.

9

REFINING & MARKETING SEGMENT - SUPPLEMENTAL OPERATING DATA - WEST COAST REGION

MARATHON PETROLEUM CORPORATION

Prior to presentation of Speedway as discontinued operations, Speedway and our retained direct dealer business were the two reporting units within our Retail segment. Beginning with the third quarter of 2020, the direct dealer business is managed as part of the Refining & Marketing segment and its results have been recast to include the results of the direct dealer business for all periods presented.

		Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
	West Coast Region:	a									
	Dollar per barrel of refinery throughput:	b									
1	Refining & Marketing margin ($/bbl)	c	-	12.01	20.96	17.93	23.15	18.54	16.40	8.82	10.15
2	Refining operating costs ($/bbl)	d	9.00	8.19	8.01	7.74	8.84	8.19	8.96	10.19	10.15
3	Refining planned turnaround costs ($/bbl)		1.86	1.55	2.80	0.02	0.46	1.20	0.86	0.45	3.28
4	Refining depreciation and amortization ($/bbl)	e	1.26	1.34	1.29	1.08	1.26	1.11	1.26	1.81	1.69
	Refinery throughputs (mbpd):	f									
5	Crude oil refined		154	641	628	657	620	637	573	388	404
6	Other charge & blendstocks		17	66	75	52	65	64	65	31	37
7	Gross refinery throughput		171	707	703	709	685	701	638	419	441
8	Sour crude oil throughput percentage		72	73	58	59	61	63	74	64	70
9	Sweet crude oil throughput percentage		28	27	42	41	39	37	26	36	30
	Refined product yields (mbpd)	f									
10	Gasoline		89	361	338	366	380	362	336	234	250
11	Distillates		62	258	228	259	240	246	213	148	141
12	Propane		2	8	8	10	10	9	9	6	6
13	Feedstocks & special products		14	64	104	60	45	68	64	17	30
14	Heavy fuel oil		7	25	24	23	24	24	26	15	15
15	Asphalt		-	-	1	2	-	-	-	1	1
16	Total		174	716	703	720	699	709	648	421	443
17	Inter-refinery transfers (mbpd)		-	30	45	26	23	31	23	10	13

a West Coast Region includes Anacortes, Kenai, Los Angeles and Martinez refineries

b The per barrel for Refining & Marketing margin is calculated based on net refinery throughput (excludes inter-refinery transfer volumes). The per barrel for the remaining items is calculated based on the gross refinery throughput (includes inter-refinery transfer volumes).

c Sales revenue less cost of refinery inputs and purchased products, divided by net refinery throughput. Excludes the third quarter 2020 LIFO liquidation charge. See Reconciliations of Non-GAAP Financial Measures.

d Excludes refining planned turnaround and depreciation and amortization expense.

e Q3 2019 purchase accounting measurement period adjustments related to prior periods are not allocated to regional depreciation and amortization.

f Includes inter-refinery transfer volumes.

10

MIDSTREAM SUMMARY - SUPPLEMENTAL FINANCIAL AND OPERATING DATA

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward)

		Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
1	Income from Operations ($MM)	a	2,752	908	878	919	889	3,594	905	869	960
2	Depreciation & Amortization ($MM)	b	885	307	318	300	342	1,267	345	330	335
3	Segment EBITDA		3,637	1,215	1,196	1,219	1,231	4,861	1,250	1,199	1,295
4	Capital Expenditures and Investments ($MM)		2,630	823	814	783	870	3,290	474	425	300
	Pipeline Throughput (mbpd)	c									
5	Crude oil pipelines		2,812	3,320	3,268	3,419	3,267	3,319	3,262	2,776	3,138
6	Refined product pipelines		1,365	1,928	1,910	1,900	1,964	1,926	1,958	1,604	1,645
7	Total		4,177	5,248	5,178	5,319	5,231	5,245	5,220	4,380	4,783
8	Terminal throughput (mbpd)		1,901	3,220	3,287	3,292	3,313	3,279	2,966	2,420	2,701
9	Gathering system throughput (million cubic feet per day)	d	4,779	5,951	5,948	6,281	6,192	6,094	5,752	5,490	5,396
10	Natural gas processed (million cubic feet per day)	d	7,199	8,522	8,535	8,804	8,759	8,661	8,787	8,476	8,512
11	C2 + NGLs fractionated (mbpd)	d	464	514	520	547	557	534	553	543	567

a On February 1, 2018, we contributed certain refining assets and fuels distribution services to MPLX. The results of these new businesses are reported in the Midstream segment prospectively from February 1, 2018, resulting in a net reduction to Refining & Marketing segment results and a net increase to Midstream segment results of $874 million for 2018. No effect was given to prior periods as these entities were not considered businesses prior to February 1, 2018.

b Q3 2019 includes the cumulative effects related to measurement period adjustments arising from the finalization of purchase accounting.

c Includes common-carrier pipelines and private pipelines contributed to MPLX. Excludes equity method affiliate pipeline volumes.

d Includes amounts related to unconsolidated equity method investments on a 100 percent basis.

11

SPEEDWAY DISCONTINUED OPERATIONS - SUPPLEMENTAL FINANCIAL AND OPERATING DATA

MARATHON PETROLEUM CORPORATION

(Includes the results of Andeavor from the October 1, 2018 acquisition date forward.)

As a result of the agreement to sell the Speedway business, its results are reported separately as discontinued operations for all periods presented. We ceased recording depreciation and amortization for Speedway at the time of signing the sale agreement, and therefore, third quarter results reflect only one month of depreciation and amortization for Speedway's assets. Corporate costs are also no longer allocable to Speedway under discontinued operations accounting.

		Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
1	Income from Discontinued Operations ($MM)		881	143	344	344	283	1,114	338	406	438
2	Depreciation & Amortization ($MM)	a	320	93	98	94	128	413	99	102	36
3	Adjusted EBITDA from Discontinued Operations		1,201	236	442	438	418	1,534	499	528	492
4	Capital Expenditures and Investments ($MM)		440	63	112	169	217	561	65	66	69
5	Speedway fuel sales (MMgal)	b	6,293	1,871	1,957	1,992	1,838	7,658	1,636	1,197	1,583
6	Speedway fuel margin ($/gal)	b,c	0.2122	0.1943	0.2566	0.2604	0.2611	0.2434	0.3540	0.4590	0.3025
7	Merchandise sales ($MM)	b	5,232	1,413	1,620	1,703	1,569	6,305	1,461	1,603	1,733
8	Merchandise margin ($MM)	b,d	1,486	407	471	498	451	1,827	414	452	510
9	Merchandise margin percent	b	28.4 %	28.8 %	29.1 %	29.2 %	28.7 %	29.0 %	28.3 %	28.2 %	29.4 %
10	Convenience stores at period end	b	3,923	3,918	3,913	3,931	3,898	3,898	3,881	3,873	3,854
11	Same store gasoline sales volume (period over period)	e	(1.5)%	(3.2)%	(2.4)%	(2.8)%	(4.2)%	(3.3)%	(8.3)%	(36.6)%	(16.6)%
12	Same store merchandise sales (period over period)	e,f	4.2 %	5.4 %	6.3 %	5.2 %	4.7 %	5.4 %	0.7 %	(4.0)%	0.8 %

Certain prior period amounts have been reclassified to conform to current period presentation.

a Q3 2019 includes the cumulative effects related to measurement period adjustments arising from the finalization of purchase accounting.

b In the fourth quarter of 2019, Speedway and Pilot Travel Centers LLC ("PTC") entered into an agreement whereby PTC will supply, price and sell diesel fuel at certain Speedway and PTC locations with both companies sharing in the diesel fuel margins. From the effective date of this change forward, the operating statistics exclude fuel sales from these locations.

c Includes bankcard processing fees (as applicable). See Reconciliation for Non-GAAP Financial Measures.

d The price paid by consumers less the cost of merchandise. See Reconciliation for Non-GAAP Financial Measures.

e Same store comparison includes only locations owned at least 13 months.

f Excludes cigarettes.

12

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO MPC TO ADJUSTED EBITDA

MARATHON PETROLEUM CORPORATION

	(In millions of dollars)	Note	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
1	**Net income (loss) attributable to MPC**		2,780	(7)	1,106	1,095	443	2,637	(9,234)	9	(1,018)
	Plus (Less):										
2	Income from discontinued operations, net of tax		(673)	(109)	(258)	(254)	(185)	(806)	(318)	(192)	(371)
3	Net interest and other financial costs		993	302	318	312	297	1,229	332	341	359
4	Net income (loss) attributable to noncontrolling interest		826	266	261	272	(181)	618	(984)	267	277
5	Provision (benefit) for income taxes		764	74	271	255	184	784	(1,951)	150	(304)
6	Depreciation and amortization		2,170	826	788	761	850	3,225	863	833	830
7	Refining planned turnaround costs		664	186	237	164	153	740	329	162	234
8	Equity method investment restructuring gains		-	(207)	-	-	(52)	(259)	-	-	-
9	Purchase accounting related inventory effects		759	-	-	-	-	-	-	-	-
10	Transaction-related costs		197	91	34	22	6	153	8	-	-
11	Litigation		-	-	22	-	-	22	-	-	-
12	Impairments		(9)	-	-	-	1,239	1,239	9,137	25	433
13	Restructuring expenses		-	-	-	-	-	-	-	-	348
14	LIFO liquidation charge		-	-	-	-	-	-	-	-	256
15	LCM inventory valuation adjustment		-	-	-	-	-	-	3,185	(1,470)	(530)
16	**Adjusted EBITDA from continuing operations**		8,471	1,422	2,779	2,627	2,754	9,582	1,367	125	514
17	**Income from discontinued operations, net of tax**		673	109	258	254	185	806	318	192	371
	Plus:										
18	Net interest and other financial costs		10	4	4	5	5	18	6	4	5
19	Provision (benefit) for income taxes		198	30	82	85	93	290	14	210	62
20	**Income from discontinued operations**		881	143	344	344	283	1,114	338	406	438
21	Depreciation and amortization	a	320	93	98	94	128	413	99	102	36
22	Transaction-related costs	b	-	-	-	-	7	7	27	30	18
23	LCM inventory valuation adjustment	b	-	-	-	-	-	-	35	(10)	-
24	**Adjusted EBITDA from discontinued operations**		1,201	236	442	438	418	1,534	499	528	492
25	**Adjusted EBITDA from continuing and discontinued operations**		9,672	1,658	3,221	3,065	3,172	11,116	1,866	653	1,006

a As of August 2, 2020, we ceased recording depreciation and amortization for Speedway.

b Under GAAP, Speedway transaction-related costs and LCM inventory valuation adjustment are included in discontinued operations, net of tax.

13

RECONCILIATION OF REFINING & MARKETING INCOME FROM OPERATIONS TO REFINING & MARKETING MARGIN

MARATHON PETROLEUM CORPORATION

	(In millions of dollars)	Year 2018	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
1	**Refining & Marketing income (loss) from operations**	2,654	(303)	1,064	989	1,106	2,856	(497)	(1,544)	(1,569)
	Plus (Less):									
2	Refining operating costs	4,137	1,552	1,527	1,577	1,765	6,421	1,636	1,270	1,263
3	Refining depreciation and amortization	1,089	387	368	328	382	1,465	401	384	380
4	Refining planned turnaround costs	664	186	237	164	153	740	329	162	234
5	Distribution costs	3,517	1,293	1,279	1,256	1,301	5,129	1,291	1,216	1,309
6	Distribution depreciation and amortization	118	73	75	88	79	315	72	79	76
7	(Income) loss from equity method investments	(15)	(1)	(3)	(6)	(1)	(11)	3	19	(16)
8	Net (gain) loss on disposal of assets	(4)	(8)	-	-	-	(8)	-	1	(1)
9	Other income	(125)	(14)	(8)	(8)	(13)	(43)	(4)	(4)	(1)
10	Biodiesel tax credit	-	-	-	-	(153)	(93)	-	-	-
11	**Refining & Marketing margin**	12,035	3,165	4,539	4,388	4,619	16,771	3,231	1,583	1,675
12	LIFO liquidation charge	-	-	-	-	-	-	-	-	256
13	**Refining & Marketing margin, excluding LIFO liquidation charge**	12,035	3,165	4,539	4,388	4,619	16,771	3,231	1,583	1,931
14	Fees paid to MPLX included in distribution costs above	2,278	786	798	794	845	3,223	858	841	889
	Refining & Marketing margin by region:									
15	Gulf Coast	-	917	1,090	1,285	1,233	4,525	977	437	637
16	Mid-Continent	-	1,517	2,193	1,977	1,975	7,712	1,335	819	894
17	West Coast	-	731	1,256	1,126	1,411	4,534	919	327	400
18	**Refining & Marketing margin, excluding LIFO liquidation charge**	-	3,165	4,539	4,388	4,619	16,771	3,231	1,583	1,931

14

RECONCILIATION OF REFINING & MARKETING INCOME FROM OPERATIONS TO REFINING & MARKETING GROSS MARGIN AND REFINING & MARKETING MARGIN

MARATHON PETROLEUM CORPORATION

	(In millions of dollars)	Note	1st Qtr 2019	2nd Qtr 2019	3rd Qtr 2019	4th Qtr 2019	Year 2019	1st Qtr 2020	2nd Qtr 2020	3rd Qtr 2020
1	**Refining & Marketing income (loss) from operations**	a	(303)	1,064	989	1,106	2,856	(497)	(1,544)	(1,569)
	Plus (Less):									
2	Selling, general and administrative expenses		548	578	536	549	2,211	556	502	518
3	LCM inventory valuation adjustment		-	-	-	-	-	(3,185)	1,470	530
4	(Income) loss from equity method investments		(1)	(3)	(6)	(1)	(11)	3	19	(16)
5	Net (gain) loss on disposal of assets		(8)	-	-	-	(8)	-	1	(1)
6	Other income		(14)	(8)	(8)	(13)	(43)	(4)	(4)	(1)
7	**Refining & Marketing gross margin**		222	1,631	1,511	1,641	5,005	(3,127)	444	(539)
	Plus (Less):									
8	Operating expenses (excluding depreciation & amortization)		2,615	2,623	2,643	2,829	10,710	2,833	2,240	2,408
9	LCM inventory valuation adjustment		-	-	-	-	-	3,185	(1,470)	(530)
10	Depreciation and amortization		460	443	416	461	1,780	473	463	456
11	Gross margin excluded from Refining & Marketing margin	b	(128)	(157)	(179)	(156)	(620)	(109)	(75)	(101)
12	Other taxes included in Refining & Marketing margin		(4)	(1)	(3)	(3)	(11)	(24)	(19)	(19)
13	Biodiesel tax credit	c	-	-	-	(153)	(93)	-	-	-
14	**Refining & Marketing margin**	a	3,165	4,539	4,388	4,619	16,771	3,231	1,583	1,675
15	LIFO liquidation charge		-	-	-	-	-	-	-	256
16	**Refining & Marketing margin, excluding LIFO liquidation charge**		3,165	4,539	4,388	4,619	16,771	3,231	1,583	1,931
	Refining & Marketing margin by region:									
17	Gulf Coast		917	1,090	1,285	1,233	4,525	977	437	637
18	Mid-Continent		1,517	2,193	1,977	1,975	7,712	1,335	819	894
19	West Coast		731	1,256	1,126	1,411	4,534	919	327	400
20	**Refining & Marketing margin, excluding LIFO liquidation charge**		3,165	4,539	4,388	4,619	16,771	3,231	1,583	1,931

a LCM inventory valuation adjustments are excluded from Refining & Marketing income from operations and Refining & Marketing margin.

b The gross margin, excluding depreciation and amortization, of other related operations included in the Refining & Marketing segment such as biodiesel facilities, ethanol ventures, cogen power facilities and processing of credit card transactions on behalf of out marketing customers.

c Reflects a benefit for the biodiesel tax credit attributable to volumes blended in 2018.

15

RECONCILIATION OF INCOME FROM DISCONTINUED OPERATIONS TO SPEEDWAY GROSS MARGIN AND SPEEDWAY MARGIN MARATHON PETROLEUM CORPORATION Year 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Year 1st Qtr 2nd Qtr 3rd Qtr (In millions of dollars) Note 2018 2019 2019 2019 2019 2019 2020 2020 2020 1 Income from discontinued operations a 881 143 344 344 283 1,114 338 406 438 Plus (Less): 2 Operating, selling, general and administrative expenses 1,753 565 571 618 617 2,371 606 589 584 3 Income from equity method investments (74) (17) (21) (20) (24) (82) (22) (27) (21) 4 Net gain on disposal of assets (17) - - (2) (27) (29) (1) - 1 5 Other income (7) (3) (3) (3) (35) (44) (49) (44) (34) 6 Speedway gross margin 2,536 688 891 937 814 3,330 872 924 968 Plus (Less): 7 LCM inventory valuation adjustment - - - - - - 35 (10) - 8 Depreciation and amortization 320 93 98 94 128 413 99 102 36 9 Speedway margin a 2,856 781 989 1,031 942 3,743 1,006 1,016 1,004 Speedway margin: 10 Fuel margin 1,336 363 503 519 479 1,864 579 550 478 11 Merchandise margin 1,486 407 471 498 451 1,827 414 452 510 12 Other margin 34 11 15 14 12 52 13 14 16 13 Speedway margin 2,856 781 989 1,031 942 3,743 1,006 1,016 1,004 a LCM inventory valuation adjustments are excluded from income from discontinued operations and Speedway margin. 16